CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-32067) of Network Peripherals Inc. of our report dated January 21, 1998 appearing on page 18 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.




Price Waterhouse LLP
San Jose, California
March 27, 1998